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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                December 23, 2004
                (Date of Report/Date of earliest event reported)

                            PHELPS DODGE CORPORATION
             (Exact name of registrant as specified in its charter)


NEW YORK                            001-00082                         13-1808503
(State or other jurisdiction   (Commission File Number)            (IRS Employer
of incorporation)                                            Identification No.)


                            One North Central Avenue
                           Phoenix, Arizona 85004-4414
              (Address and zip code of principal executive offices)

                                 (602) 366-8100
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On December 22, 2004, Phelps Dodge Corporation ("Phelps Dodge") entered into a Letter Agreement (the "Letter Agreement") with Americas Mining Corporation ("AMC") under which AMC agreed to use its reasonable best efforts to cause Southern Peru Copper Corporation ("SPCC") to enter into a registration rights agreement (the "Registration Rights Agreement") with Phelps Dodge as soon as possible.

      The Letter Agreement contemplates that the Registration Rights Agreement will require SPCC, as promptly as practicable after the closing of the Transaction described below, to file a shelf registration covering the sale of all of Phelps Dodge's Common Stock of SPCC, which sales may only be effected through underwritten offerings sponsored by SPCC during the first six months following the effectiveness of the shelf registration (the "Initial Six Month Period"). Under the Letter Agreement, Phelps Dodge agreed not to sell its SPCC Common Stock, other than through a secondary offering effected pursuant to the Registration Rights Agreement, from the closing of the Transaction, until the earlier of (i) the end of the Initial Six Month Period and (ii) eight months after the closing of the Transaction.

      Also under the Letter Agreement, at the request of AMC, Phelps Dodge expressed its current intent to (i) submit its proxy to vote in favor of the Transaction and (ii) to take all action reasonably necessary to effect simultaneously with the closing of the Transaction the conversion of Phelps Dodge's Class A Common Stock of SPCC into Common Stock. The Transaction involves Minera Mexico, S.A. de C.V. ("MM") becoming a subsidiary of SPCC in consideration for the issuance of Common Stock by SPCC to AMC for its approximately 99% MM ownership.

      Phelps Dodge owns shares of SPCC through several subsidiaries.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(c)     Exhibits

   Exhibit 10.1           Letter Agreement dated December 22,
                          2004 between Americas Mining Corporation and Phelps Dodge Corporation.



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   PHELPS DODGE CORPORATION
                                   (Registrant)


                                   By:   /s/ Ramiro G. Peru
                                       -----------------------------
                                       Name:  Ramiro G. Peru
                                       Title: Executive Vice President and
                                              Chief Financial Officer

                                   Date:  December 23, 2004




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